UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        February 8, 2005

www.bmhc.com

Building Materials Holding Corporation

Delaware	000-23135	91-1834269
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3250, San Francisco, CA 94111

(415) 627-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 2.02	Results of Operations and Financial Condition

Exhibit 99.1	Building Materials Holding Corporation earnings release dated February 8, 2005

On February 8, 2005, we issued an earnings release announcing our fourth quarter and year end 2004 financial results. A copy of our earnings release is attached as Exhibit 99.1. Executive management will also discuss the fourth quarter and year end earnings during an audio webcast and conference call today, February 8, 2005, at 9 am (Pacific Time). To access the audio webcast or conference call, please refer to our website at www.bmhc.com.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2005	Building Materials Holding Corporation

/s/ William M. Smartt
William M. Smartt
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Building Materials Holding Corporation earnings release dated February 8, 2005